UNDERWRITERS' STATEMENT
                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET


               FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C2


     The attached Preliminary Structural and Collateral Term Sheet (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. This Term Sheet is furnished to you solely by First Union Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters") and not by the issuer of the certificates identified on the attached Term Sheet (the "Offered Certificates") or any other party. The issuer of the Offered Certificates has not prepared or taken part in the preparation of these materials. The Term Sheet is based upon information made available to the Underwriters. None of the Underwriters, the issuer of the Offered Certificates, or any other party makes any representation as to the accuracy of payment or performance on the underlying assets of the Offered Certificates, or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information.

     No assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet or any subsequent version hereof, reflects future performance of the Offered Certificates. This Term Sheet should not be construed as either a prediction or as legal, tax, financial or accounting advice.

     Any yields or weighted average lives shown in the Term Sheet are based on prepayment and other assumptions and actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance.

     Although a registration statement (including the prospectus) relating to the Offered Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Offered Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

     Please be advised that mortgage-backed and/or asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in these Offered Certificates.

     If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

FIRST UNION                                                      MERRILL LYNCH

                                 New CMBS Issue
                             Preliminary Term Sheet

                                   ----------

                                 $1,039,965,000
                       OFFERED CERTIFICATES (Approximate)

                            FIRST UNION NATIONAL BANK
                            COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C2


         First Union Commercial Mortgage Securities, Inc., as Depositor
                  First Union National Bank, as Master Servicer

                                   ----------

               First Union National Bank, Mortgage Loan Originator
         Merrill Lynch Mortgage Capital Inc. and Merrill Lynch Mortgage
                    Lending, Inc., Mortgage Loan Originator

FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

FIRST UNION                                                      MERRILL LYNCH

                      Structural and Collateral Term Sheet

                            FIRST UNION NATIONAL BANK
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2000-C2

                                 $1,039,965,000
                       Offered Certificates (Approximate)


               PERCENTAGE OF MORTGAGE POOL BY CUT-OFF DATE BALANCE





                                     [MAP]








FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.


FIRST UNION                                                                                                         MERRILL LYNCH



                                        FIRST UNION NATIONAL BANK COMMERCIAL MORTGAGE TRUST
                                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                                          SERIES 2000-C2
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Pass-
                Cut-off Date            Cut-off Date                                                                    Through
    CLASS       Certificate             Subordination           Rating            Average           Principal             Rate
                 Balance(1)                 Level             (S&P/Fitch)      Life(yrs.)(2)        Window(2)        Description(3)
----------------------------------------------------------------------------------------------------------------------------------
     A-1            $187,400,000           23.500%              AAA/AAA             5.70           Dec00-Apr10         Fixed Rate
     A-2            $686,856,000           23.500%              AAA/AAA             9.61           Apr10-Sep10         Fixed Rate
      B              $55,713,000           18.625%               AA/AA              9.80           Sep10-Sep10        Fixed Rate(4)
      C              $42,855,000           14.875%                A/A               9.80           Sep10-Sep10        Fixed Rate(4)
      D              $17,143,000           13.375%               A-/A-              9.80           Sep10-Sep10        Fixed Rate(4)
      E              $18,571,000           11.750%             BBB+/BBB+            9.80           Sep10-Sep10           WAC(3)
      F              $17,142,000           10.250%              BBB/BBB             9.81           Sep10-Oct10           WAC(3)
      G              $14,285,000            9.000%             BBB-/BBB-            9.88           Oct10-Oct10           WAC(3)
     H(5)            $38,570,000            5.625%                                  9.88           Oct10-Oct10         Fixed Rate
     J(5)             $8,571,000            4.875%                                  9.88           Oct10-Oct10         Fixed Rate
     K(5)             $8,572,000            4.125%                                  9.88           Oct10-Oct10         Fixed Rate
     L(5)            $15,713,000            2.750%                                  9.89           Oct10-Apr11         Fixed Rate
     M(5)             $5,714,000            2.250%                                 11.33           Apr11-Apr12         Fixed Rate
     N(5)             $5,714,000            1.750%                                 11.38           Apr12-Apr12         Fixed Rate
     O(5)            $20,000,332             ---                                   11.61           Apr12-Sep12         Fixed Rate
    IO(6)         $1,142,819,332             N/A                                    9.07           Dec00-Sep12           WAC-IO
----------------------------------------------------------------------------------------------------------------------------------

(1) In the case of each such Class, subject to a permitted variance of plus or minus 5%.
(2) Based on no prepayments and the other set forth under "YIELD AND MATURITY CONSIDERATIONS--Weighted Average Life" in the Prospectus Supplement.
(3) Other than the Class E, F and G Certificates, each Class of Certificates will accrue interest generally at a fixed rate of interest as described in the Prospectus Supplement. The Class E, F and G Certificates will accrue interest at the Weighted Average Net Mortgage Rate less .45%, .40% and .10%, respectively. The final pass-through rates will be determined at pricing.
(4) The pass-through rate for the Class B, C and D Certificates will be capped at the Weighted Average Net Mortgage Rate.
(5) Not offered hereby.
(6) The Class IO certificates will be offered to investors in private transactions under Rule 144A of the Securities Act of 1933, as amended. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the Offered Certificates. The Class IO Certificates will not have a certificate balance and their holders will not receive distributions principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class IO certificates as described in the prospectus supplement. The interest rate applicable to each component of the Class IO certificates for each distribution date will equal the excess, if any, of the weighted average net mortgage rate of the mortgage loans for such distribution date over the passthrough rate then applicable to the corresponding class of certificates entitled to receive distributions of principal.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

ISSUE CHARACTERISTICS:

Issue Type:                  The Class A-1, A-2, B, C, D, E, F and G
                             Certificates (the "Offered Certificates") will be offered pursuant to the Preliminary Prospectus
                             Supplement, subject to completion, dated November
                             2, 2000 and accompanying Prospectus dated November
                             2, 2000, and the Class H, J, K, L, M, N, O and IO
                             Certificates are not offered thereby. The Class IO
                             Certificates will be offered separately in private transactions under Section 144A of the Securities
                             Act of 1933, as amended.

Offered Certificates:        $1,039,965,000 monthly pay, multi-class commercial
                             mortgage REMIC Pass-Through Certificates, including two fixed-rate principal and interest Classes
                             (Classes A-1 and A-2), three fixed-rate principal and interest Classes capped at the weighted average net mortgage rate (Classes B, C, and D) and three variable rate principal and interest Classes
                             (Classes E, F, and G). The Class E, F and G
                             Certificates will accrue interest at the Weighted
                             Average Net Mortgage Rate less .45%, .40% and .10%, respectively. The final pass-through rates will be determined at pricing. The Offered Certificates have not been previously offered to the public.

Collateral:                  The collateral consists of a $1,142,819,332 pool of
                             162 fixed-rate commercial and multifamily Mortgage
                             Loans. There are no Credit Tenant Lease loans.

Loan Seller:                 First Union National Bank

Loan Originators:            First Union National Bank (83.0%), Merrill Lynch
                             Mortgage Capital Inc. and Merrill Lynch Mortgage
                             Lending, Inc., collectively (17.0%).

Co-Lead Managers:            First Union Securities, Inc. and Merrill Lynch,
                             Pierce, Fenner & Smith Incorporated.

Book-Running Manager:        First Union Securities, Inc.

Master Servicer:             First Union National Bank.

Special Servicer:            First Union National Bank.

Trustee:                     Wells Fargo Bank Minnesota, N.A.

Expected Settle Date:        On or about November 29, 2000.

Distribution Dates:          The 15th of each month. The first Distribution Date
                             on which investors will be entitled to
                             distributions will be in December 2000.

Minimum Denominations:       $10,000 for all Offered Certificates.

ERISA Considerations:        Under current law, Class A-1, and Class A-2
                             Certificates are expected to be ERISA eligible. If the Department of Labor's proposed amendment to the existing ERISA laws are enacted, the Class B, C, D, E, F and G Certificates are expected to be ERISA eligible.

SMMEA Eligibility:           Class A-1, Class A-2, and Class B Certificates are
                             expected to be SMMEA eligible.

Risk Factors:                THE CERTIFICATES INVOLVE A DEGREE OF RISK AND MAY
                             NOT BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                             FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND
                             THE "RISK FACTORS" SECTION OF THE PROSPECTUS.

Rating Agencies for
Offered Certificates:        Standard & Poor's Ratings Services ("S&P") and
                             Fitch Inc. ("Fitch").



FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

STRUCTURAL CHARACTERISTICS:


The Class A1 and A2 Offered Certificates are fixed rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class B, C, and D Certificates will accrue interest at the lesser of the rate set forth in the Prospectus Supplement and the applicable weighted average net mortgage rate of the mortgage loans for such Distribution Date. The Class E, F, and G Certificates will accrue interest at the weighted average net mortgage rate of the mortgage loans less .45%, .40% and .10%, respectively. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

Interest Distributions:    Each Class of Offered Certificates will be entitled
                           on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate
                           Balance of such Class during the prior calendar month.

Principal Distributions:   Principal will be distributed on each Distribution
                           Date to the Class of Principal Balance Certificates outstanding, with the earliest alphabetical/numerical
                           Class designation, until its Certificate Balance is reduced to zero. If, due to losses, the Certificate
                           Balances of the Class B through Class O Certificates are reduced to zero, payments of principal to the Class A-1 and A-2 Certificates will be made on a pro rata basis.

Prepayment Premium
Allocation:                All Prepayment Premiums are distributed to
                           Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, a portion of all Prepayment Premiums will be allocated to each Class of Offered Certificates then entitled to principal distributions, which percentage will be equal to the product of the amount of such Prepayment Premiums, multiplied by (a) a fraction, the numerator of which is equal to the amount of principal distributable to such class of sequential pay certificates on such Distribution Date and the denominator of which is the Principal Distribution Amount for such Distribution
                           Date, and (b) 25%. The remaining portion of all Prepayment Premiums will be allocated to the Class IO
                           Certificates.

Yield Maintenance
Charges Allocation:        All Yield Maintenance Charges are distributed to
                           Certificateholders on the Distribution Date following the collection period in which the prepayment occurred. On each Distribution Date, the holders of each Class of Offered Certificates then entitled to principal distributions will be entitled to an amount of Yield Maintenance Charges of Offered Certificates equal to the product of (a) the amount of such Yield
                           Maintenance Charges, multiplied by (b) a fraction, the numerator of which is equal to the excess, if any, of the Pass-Through Rate of such Class of Offered Certificates over the relevant Discount Rate, and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the prepaid Mortgage
                           Loan over the relevant Discount Rate, multiplied by
                           (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of Offered Certificates on such Distribution Date, and the denominator of which is the Principal
                           Distribution Amount for such Distribution Date.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

Yield Maintenance
Charge Allocation
Example: A Yield Maintenance Charge will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following hypothetical example reflects that method:

                           General Yield Maintenance Charge Allocation Example:
                           ----------------------------------------------------
                           Assuming the structure presented in this Term Sheet and the Prospectus Supplement and the following assumptions:

                           Assume prepayment occurs on June 1, 2001.

                           Assume only Class A-1 will be receiving principal at the time of this prepayment.

                           Mortgage Loan characteristics of hypothetical loan being prepaid:
                                    Balance: $10,000,000
                                    Mortgage Rate-Coupon: 8.00%
                                    Scheduled Maturity: 8 years (June 1, 2009)
                                    Yield Maintenance Charge Payable:  $500,000

                           Discount Rate/Treasury Yield (monthly):  5.00%

                           Certificate Characteristics:  Class A-1 Pass-Through
                                                         Rate:  6.00%

                           Discount Rate Fraction Calculation:
                              -------------------------------------------------------------------------------------------------
                                                                           Class A-1                         Class IO
                              -------------------------------------------------------------------------------------------------
                               (Class A-1 Pass-Through Rate
                                - Discount Rate) / (Gross       6.00% - 5.00% = 33.33%
                              Mortgage Rate - Discount Rate)    8.00% - 5.00%
                              -------------------------------------------------------------------------------------------------
                                    Portion of Yield                                                      100.00% - 33.33%=
                                   Maintenance Premium                         33.33%                           66.67%
                                  allocated to Class A-1
                              -------------------------------------------------------------------------------------------------
                                   YM Charges Allocated                       $166,667                         $333,333
                              -------------------------------------------------------------------------------------------------

Credit Enhancement:        Each Class of Certificates, other than Classes A-1,
                           A-2 and IO (the "Senior Certificates"), will be subordinate to: (i) the Senior Certificates and (ii) each other Class with an earlier alphabetical Class designation.

Advancing:                 The Master Servicer and, if it fails to do so, the
                           Trustee will be obligated to make Principal and Interest (P&I) Advances and Servicing Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable and in the case of P&I Advances subject to Appraisal Reductions that may occur.



FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

Realized Losses and
Expense Losses:            Realized Losses and Additional Trust Fund Expenses,
                           if any, will be allocated to the Class O, Class N, Class M, Class L, Class K, Class J, Class H, Class G,
                           Class F, Class E, Class D, Class C, and Class B
                           Certificates, in that order, and then, pro rata, to Classes A-1 and A-2. Realized Losses and Additional
                           Trust Fund Expenses attributed to the Schneider loan will first be allocated to the Class Q Certificates, the subordinate component of such loan not offered hereby, and then continue through the classes as indicated above (see Prospectus Supplement).


Prepayment Interest
Shortfalls:                For any Distribution Date, any Net Aggregate
                           Prepayment Interest Shortfall for such Distribution
                           Date will generally be allocated on a pro rata basis to each Class of Certificates (other than Class IO) in proportion to its entitlement to interest. Up to a Master Servicing Fee Rate of 0.025% of the Master
                           Servicing Fee Rate on the related mortgage loans and all accrued income earned by the Master Servicer on any voluntary principal prepayment in the applicable
                           Collection Period shall be offset against any Prepayment Interest Shortfall.

Appraisal Reductions:      An appraisal reduction generally will be created in
                           the amount, if any, by which the Principal Balance of a Required Appraisal Loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related Mortgaged
                           Property plus all escrows and reserves held with respect to the mortgage loan. As a result of calculating an Appraisal Reduction Amount for a given
                           Mortgage Loan, the P&I Advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the Subordinate Certificates in reverse alphabetical order of the Classes. An Appraisal Reduction will be reduced to zero as of the date the related Mortgage
                           Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed.

Controlling Class:         The Controlling Class will generally be the most
                           subordinate Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 25% of the initial Certificate Balance of such Class, the next most subordinate Class of Principal Balance Certificates.

Special Servicer:          The Pooling and Servicing Agreement permits the
                           Special Servicer to modify, waive or amend any term of any Mortgage Loan if it determines, in accordance with the servicing standard, that it is appropriate to do so subject to certain limitations.

Optional Termination:      The Depositor, the Master Servicer, the Special
                           Servicer, and certain Certificateholders will have the option to purchase, in whole but not in part, the remaining assets of the Trust on or after the Distribution Date on which the Stated Principal
                           Balance of the Mortgage Loans then outstanding is less than or equal to 5% of the Cut-Off Date Pool
                           Balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the Mortgage Loans (or fair market value in the case of REO Properties), plus accrued and unpaid interest and certain other additional trust fund expenses.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

Reports to
Certificateholders:        The Trustee will prepare and deliver monthly
                           Certificateholder Reports. The Special Servicer will prepare and deliver to the Trustee a monthly Special
                           Servicer Report summarizing the status of each Specially Serviced Mortgage Loan. The Master Servicer and the Special Servicer will prepare and deliver to the Trustee an annual report setting forth, among other things, the debt service coverage ratios for each Mortgage Loan, as available. Each of the reports will be available to the Certificateholders. A Report containing information regarding the Mortgage Loans will be available electronically.

Additional Information
To Certificateholders:     Certificateholders may request from the Trustee
                           certain additional information relating to the Mortgage Loans or the Mortgaged Properties by directing inquiries by e-mail through the Trustee's internet website. The Trustee will forward each such inquiry to the Master Servicer or the Special
                           Servicer depending on whether the related Mortgage
                           Loan is a Specially Serviced Mortgage Loan or not.
                           Unless the Master Servicer or the Special Servicer determines in its sole discretion that answering such inquiry would not be in the best interests of the Trust Fund and/or the Certificateholders or would be a violation of applicable law or the applicable
                           Mortgage Loan Documents, it will forward to the Trustee a response to such inquiry. The Trustee will post responses to inquiries in the "Investor Q&A
                           Forum" section of its website to be made available to Certificateholders.


Summary: As of the Cut-Off Date, the Mortgage Pool consists of a $1,142,819,332 pool of 162 fixed-rate, first lien mortgage loans secured by liens on commercial and multifamily properties located throughout 31 states, with a weighted average Mortgage Rate of 8.421% and a weighted average remaining term to maturity or anticipated repayment date of 113 months. See the Prospectus Supplement for more detailed collateral information.

                           Initial Pool Balance:             $1,142,819,332
                           Number of Loans:                  162
                           Number of Properties              162
                           Gross WAC:                        8.421%
                           Original WAM:                     117
                           Remaining WAM:                    113
                           Average Loan Balance:             $7,054,440
                           WA DSCR:                          1.35x
                           WA Cut-off Date LTV Ratio:        68.09%



FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.


                                                   POOL SUMMARY BY PROPERTY TYPE

  ----------------------------------------------------------------------------------------------------------------------------------
                                                    WTD.     PERCENT                                                     WTD. AVG.
                                                    AVG.       OF       WTD.    WTD.              WTD.        WTD.       ORIGINAL
                      NUMBER                     MORTGAGE    CUT-OFF    AVG.    AVG.      WTD.    AVG.        AVG.       LOAN PER
     PROPERTY TYPE    OF LOANS  CUT-OFF BALANCE     RATE     BALANCE    LTV     BLTV   AVG. RTM   DSCR    OCCUPANCY(1)     UNIT
  ----------------------------------------------------------------------------------------------------------------------------------
             Anchored     19     $260,970,310      8.457%     22.8%    71.82%   65.13%    114      1.30x      95.72%        $101
           Unanchored     17       63,590,410      8.417       5.6      69.26   63.32     106      1.32       96.88          136
      Shadow Anchored      4       14,580,769      8.585       1.3      74.19   67.39     115      1.28       94.97          111
                          --       ----------      -----       ---      -----   -----     ---      ----       -----         ---
  Retail -Total           40      339,141,490      8.455      29.7      71.45   64.89     113      1.30       95.91          108
  ----------------------------------------------------------------------------------------------------------------------------------
  Office                  39      295,816,595      8.321      25.9      66.02   60.78     114      1.32       97.93          120
  ----------------------------------------------------------------------------------------------------------------------------------
  Multifamily             43      272,237,946      8.248      23.8      70.71   65.92     115      1.36       95.06       51,068
  ----------------------------------------------------------------------------------------------------------------------------------
         Full Service      5       86,915,293      8.759       7.6      61.45   51.36     115      1.46        N/A        72,828
        Extended Stay      6       24,184,464      9.000       2.1      50.80   43.07     119      1.74        N/A        37,950
                          --       ----------      -----       ---      -----   -----     ---      ----        ---        ------
  Hospitality--Total      11      111,099,757      8.812       9.7      59.13   49.56     116      1.52        N/A        65,236
  ----------------------------------------------------------------------------------------------------------------------------------
  Industrial              10       66,642,673      8.491       5.8      66.35   60.55     102      1.41       99.23           72
  ----------------------------------------------------------------------------------------------------------------------------------
  Self Storage            11       20,583,328      8.820       1.8      61.91   52.47     113      1.30       89.77          154
  ----------------------------------------------------------------------------------------------------------------------------------
  Healthcare               4       19,252,689      8.669       1.7      75.91   69.12     114      1.35       96.77       66,031
  ----------------------------------------------------------------------------------------------------------------------------------
  Mixed Use                3       17,016,073      8.633       1.5      58.59   57.79     118      1.40      100.00         210
  ----------------------------------------------------------------------------------------------------------------------------------
  Mobile Home Park         1        1,028,782      8.760       0.1      79.75   72.80     113      1.26       90.34        7,117
  ----------------------------------------------------------------------------------------------------------------------------------
    Totals/Weighted      162   $1,142,819,332      8.421%    100.0%     68.09%  62.08%    113      1.35x      96.44%         ---
        Average
  ----------------------------------------------------------------------------------------------------------------------------------
(1)      Occupancy rates were calculated without reference to hospitality properties.



FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

---------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------



The following table and summaries describe the ten largest Mortgages Loans in the Mortgage Pool by Cut-Off Date Balance:



                                           TEN LARGEST MORTGAGE LOANS BY CUT-OFF BALANCE


----------------------------------------------------------------------------------------------------------------------------------

                                                    Percent
                                                    by Cut-
                                                    off Date                      Cut-off      LTV at       Cut-of
                     No. of       Cut-Off Date       Pool          Property        Date       Maturity        Date       Mortgage
   Loan Name          Prop.         Balance         Balance         Type            LTV        or ARD        DSCR          Rate
----------------------------------------------------------------------------------------------------------------------------------
Polaris Towne           1          $42,889,270        3.8%          Retail -        79.7%       71.8%       1.25x         8.200%
Center                                                             Anchored
----------------------------------------------------------------------------------------------------------------------------------
Park Plaza Mall         1           42,390,617        3.7           Retail -        55.1        50.1        1.54          8.690
                                                                   Anchored
----------------------------------------------------------------------------------------------------------------------------------
HCPI Portfolio          6           42,000,000        3.7          Office           59.8        56.1        1.40          8.250
----------------------------------------------------------------------------------------------------------------------------------
The Grove at
Turtle Run              1           36,200,000        3.2        Multifamily        74.6        71.6        1.25          8.100
Apartments
----------------------------------------------------------------------------------------------------------------------------------
Schneider
Automation              1           33,930,352        3.0        Industrial         65.3        58.1        1.52          8.410
Facility
----------------------------------------------------------------------------------------------------------------------------------
Desert Club             1           32,000,000        2.8        Multifamily        74.6        69.0        1.30          7.930
Apartments
----------------------------------------------------------------------------------------------------------------------------------
Parkridge               1           31,000,000        2.7          Office           62.8        57.0        1.30          8.210
Center V
----------------------------------------------------------------------------------------------------------------------------------
Belmont Shores          1           29,000,000        2.5          Office           60.4        56.8        1.39          8.290
Office Building
----------------------------------------------------------------------------------------------------------------------------------
                                                                 Hospitailty
FelCor-Embassy          1           25,459,300        2.2          - Full           67.9        57.2        1.42          8.615
Suites-Orlando                                                     Service
----------------------------------------------------------------------------------------------------------------------------------
The Grove At            1           24,657,201        2.2          Retail -         63.2        57.3        1.25          8.500
Shrewsbury                                                         Anchored
----------------------------------------------------------------------------------------------------------------------------------
Total/Weighted         15         $339,526,740       29.7%          ----            66.4%       60.7%       1.37x         8.314%
Average
----------------------------------------------------------------------------------------------------------------------------------



TEN LARGEST MORTGAGE LOANS BY CUT-OFF BALANCE (continued)

--------------------------------------------------------------------------------

                                                                          Wtd.
                                                                        Average
                                                                        Original
                                                          Property        Loan
   Loan Name         City       State       Occupancy         Size      per Unit
--------------------------------------------------------------------------------
Polaris Towne       Columbus     OH           100.0%      440,385 SF        98
Center
--------------------------------------------------------------------------------
Park Plaza Mall    Little Rock   AR            88.4       265,144 SF       160

--------------------------------------------------------------------------------
HCPI Portfolio        Var.       Var.          95.4       533,362 SF        94
--------------------------------------------------------------------------------
The Grove at
Turtle Run           Coral       FL            91.0       510 Units     70,980
Apartments          Springs
--------------------------------------------------------------------------------
Schneider
Automation            North      MA           100.0       382,761 SF        89
Facility             Andover
--------------------------------------------------------------------------------
Desert Club         Las Vegas    NV            97.3        658 Units    48,632
Apartments
--------------------------------------------------------------------------------
Parkridge            Reston      VA           100.0       203,492 SF       152
Center V
--------------------------------------------------------------------------------
Belmont Shores       Belmont     CA           100.0       142,496 SF       204
Office Building
--------------------------------------------------------------------------------

FelCor-Embassy       Orlando     FL            85.7        244 Rooms   104,848
Suites-Orlando
--------------------------------------------------------------------------------
The Grove At        Shrewsbury   NJ            98.7       148,171 SF       167
Shrewsbury
--------------------------------------------------------------------------------
Total/Weighted         ---       ---           96.4%          ---           ---
Average
--------------------------------------------------------------------------------


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

     POLARIS TOWNE CENTER:

     The Polaris Towne Center loan is secured by a first lien mortgage on a 440,385 square foot anchored retail center located in Columbus, Ohio. The property was constructed during 1998-1999. The loan has an Anticipated Repayment Date of June 1, 2010 and a Maturity Date of June 1, 2030.

     As of August 31, 2000 the property was approximately 100% leased by 39 tenants which included Kroger, Barnes & Noble, Best Buy, Joann Etc., Linens N Things, Office Max, Old Navy and TJ Maxx. Those eight tenants occupy 69.5% of the retail space in the center.

     The following table summarizes the breakdown of the gross leasable area ("GLA") of the eight largest tenants at Polaris Towne Center:

       ------------------------ ---------------------- -------------------- --------------------------
                                TENANT GLA                                  DATE OF LEASE EXPIRATION
       TENANT NAME              (IN SQUARE FEET)       % OF GLA
       ------------------------ ---------------------- -------------------- --------------------------
       Kroger                   64,280                 14.6                 11/30/2018
       ------------------------ ---------------------- -------------------- --------------------------
       Joann Etc.               45,650                 10.4                 01/31/2010
       ------------------------ ---------------------- -------------------- --------------------------
       Best Buy                 45,000                 10.2                 01/31/2015
       ------------------------ ---------------------- -------------------- --------------------------
       Linens `N Things         35,000                 7.9                  01/31/2015
       ------------------------ ---------------------- -------------------- --------------------------
       TJ Maxx                  30,000                 6.8                  03/31/2009
       ------------------------ ---------------------- -------------------- --------------------------
       Old Navy                 25,200                 5.7                  01/31/2010
       ------------------------ ---------------------- -------------------- --------------------------
       Office Max               23,500                 5.3                  09/30/2014
       ------------------------ ---------------------- -------------------- --------------------------
       Barnes & Noble           23,367                 5.3                  01/31/2015
       ------------------------ ---------------------- -------------------- --------------------------

     At any time during the term of the loan, the borrower is required to notify all tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a lender designated lockbox account (i) if the trailing 12 month debt service coverage ratio, as computed by the lender, is less than 1.20x, (ii) upon the occurrence of an event of default, or (iii) two months prior to the anticipated repayment date.

     The borrower is Polaris Center, LLC, a special purpose, bankruptcy remote Delaware limited liability company. The sponsor of the borrower is Glimcher Realty Trust, a real estate investment trust headquartered in Columbus, Ohio, which has an issuer debt rating from S&P of "BB" as of the date of this prospectus supplement. The sponsor owns or is a joint venturer in 126 properties located in 28 states.

     PARK PLAZA MALL:

     The Park Plaza Mall loan is secured by a first lien mortgage on 265,144 square feet of retail space within the 549,309 square foot Park Plaza Mall, a regional mall located in Little Rock, Arkansas. The Park Plaza Mall is anchored by Dillard's Department Store, which owns and occupies the remaining 284,165 square feet of retail space and maintains its corporate headquarters within close proximity of the Park Plaza Mall. The Dillard's Department Stores space is not part of the collateral securing this loan.

     The Anticipated Repayment Date for the loan is May 1, 2010 and the Maturity Date of the loan is May 1, 2030.

     The weighted average sales of the in-line tenants of the property have increased each of the last four years, and exceeded $400 per square foot in 1999.




FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

     As of August 31, 2000, the property was approximately 88% occupied by 77 tenants. The occupancy rate reflects the recent termination of the United Artists Theatre lease for space that comprised approximately 9% of the retail space within the property. The lender required the borrower to escrow $300,000 for tenant improvement costs associated with the reletting of the United Artist space. The largest tenants include Gap, Gap Kids, Banana Republic, The Limited, Abercombie & Fitch and Talbots and Talbots Petite. Gap, Gap Kids and Banana Republic, which when combined represent the largest tenant, occupy approximately 11.8% of the retail space within the mortgaged property; and The Limited, the second largest tenant, occupies approximately 5.9%. No other tenant occupies more than 5.0% of the retail space within the mortgaged property.



     The following table summarizes the breakdown of the net rentable area ("NRA") of the nine largest tenants at Park Plaza Mall:

       ---------------------------- -------------------------- -------------------------- --------------------------
                                    TENANT NRA                                            DATE OF LEASE EXPIRATION
       TENANT NAME                  (IN SQUARE FEET)           % OF NRA
       ---------------------------- -------------------------- -------------------------- --------------------------
       Gap,  Gap  Kids,  &  Banana
       Republic                     31,374                     11.8                        04/30/2005
       ---------------------------- -------------------------- -------------------------- --------------------------
       The Limited                  15,570                      5.9                        06/30/2004
       ---------------------------- -------------------------- -------------------------- --------------------------
       Luby's                       10,958                      4.1                        08/31/2008
       ---------------------------- -------------------------- -------------------------- --------------------------
       Abercrombie & Fitch          10,429                      3.9                        01/30/2008
       ---------------------------- -------------------------- -------------------------- --------------------------
       Talbots, Talbots Petite       7,103                      2.7                        01/31/2007
       ---------------------------- -------------------------- -------------------------- --------------------------
       Lerner of New York            6,188                      2.3                        12/31/2003
       ---------------------------- -------------------------- -------------------------- --------------------------
       Lane Bryant                   6,024                      2.3                        12/31/2003
       ---------------------------- -------------------------- -------------------------- --------------------------
       Eddie Bauer                   5,799                      2.2                        12/31/2003
       ---------------------------- -------------------------- -------------------------- --------------------------


     The borrower is required to notify all tenants to make all tenant payments to a lender designated lockbox account three months prior to the anticipated repayment date or at any time during the term of the loan: (i) if the trailing 12 month debt service coverage ratio drops below 1.15x, (ii) upon the occurrence of an event of default, or (iii) if Dillard's Department Store vacates the Park Plaza Mall.

     The borrower is Park Plaza Mall, LLC, a special purpose, bankruptcy remote Delaware limited liability company. The sponsor of the borrower is First Union Real Estate Investment Trust, which is headquartered in Cleveland, Ohio and is not affiliated with the mortgage loan seller. The property is managed by Landau & Heyman of Chicago, Illinois. Landau & Heyman is not affiliated with the borrower and specializes in the leasing and managing of middle market regional malls. At origination, Landau & Heyman managed approximately 4 million square feet of retail space for third party owners, as well as approximately 4 million square feet of retail space which it owned.



     HEALTH CARE PROPERTY INVESTORS, INC. ("HCPI"):

     The HCPI Portfolio ("HCPI") loans are secured by first lien mortgages or deeds of trusts (as applicable) on six medical office properties located in San Diego, California; Minneapolis, Minnesota; Murfreesboro, Tennessee; Houston, Texas; and Plano, Texas. All six of the medical office buildings are located in close proximity to major hospitals in their respective submarkets. The weighted average debt service coverage ratio for the HCPI Portfolio is 1.40x which ranges




FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

FIRST UNION                                                      MERRILL LYNCH


from 1.28x to 1.66x. The weighted average loan-to-value ratio for the HCPI Portfolio is 59.8%, which ranges from 49.6% to 65.0%. All of the loans in the HCPI Portfolio are cross-collateralized and cross-defaulted.

     The property improvements were constructed between 1976 and 1986. As of June 9, 2000, the occupancy rates at the six properties ranged from approximately 85.3% to 100.0%, with the weighted average occupancy for the entire HCPI Portfolio being approximately 95.4%. Four of the six buildings within the pool are multi-tenant buildings, while the remaining two buildings (Plano, Texas and Murfreesboro, Tennessee) are occupied by single tenants. The single tenant for the Plano, Texas property is Unicare Life & Health Insurance Co., a company with an S&P issuer debt rating of "A-" as of the date of this prospectus supplement.

     To mitigate certain risks associated with the single tenant status of the Murfreesboro, Tennessee property, the lender has required the sponsor to provide a $3,000,000 payment guaranty, against which the lender may collect if the borrower fails to make payments under the note. The guaranty is reduced by $1,000,000 each time that all rental payments and debt service payments are made in a timely manner for twelve (12) consecutive months.

     Under an indemnity and guaranty agreement for the Tennessee loan, the sponsor has agreed to guarantee a portion of tenant improvement expenses and leasing commissions in connection with the departure of the initial single tenant. The maximum amount of the sponsor's guarantee increases by $200,000 each year from $200,000 at the end of year one up to a maximum of $2 million less the amount of any cash reserves established by the borrower with the lender for tenant improvement expenses and leasing commissions and any actual tenant improvement expenses and leasing commissions paid by the borrower.

     Texas HCP Medical Office Buildings, L.P., the borrower for the two Texas properties, is a special purpose, bankruptcy remote Delaware limited partnership. HCP Medical Office Buildings II, LLC, the borrower for the remaining four properties, is a special purpose, bankruptcy remote Delaware limited liability company. The sponsor of each borrower is Health Care Property Investors, Inc., a real estate investment trust headquartered in Newport Beach, California, which is traded on the New York Stock Exchange under the symbol "HCP" and has an issuer debt rating from S&P of "BBB+" as of the date of this prospectus supplement. As of December 31, 1999, the sponsor's real estate portfolio consisted of approximately 428 properties totaling more than 21 million square feet of rental space in 43 states.


     THE GROVE AT TURTLE RUN APARTMENTS:

     The Grove at Turtle Run Apartments loan is secured by a first lien deed of trust on a 510 unit apartment complex located in the Turtle Run planned urban development in Coral Springs, Broward County, Florida. The property improvements were constructed in 1997 and include 44 two- and three-story buildings located on approximately 32.42 acres and containing 167 one-bedroom apartments, 239 two-bedroom apartments and 104 three-bedroom apartments. The Grove at Turtle Run Apartments is a gated community which offers such amenities as two swimming pools, a jacuzzi, a fitness center, a business center, a library, a party room and two tennis courts. The loan provides for interest-only payments during the initial 60 months following origination.

     As of October 31, 2000, the property was approximately 97% occupied.

     The borrower is Rayman Sutton Place Trust, an Illinois grantor trust. The Grove at Turtle Run Apartments is managed by Executive Affiliates, Inc., an affiliate of the borrower. Executive Affiliates, Inc. currently manages 20 multifamily properties comprising 6,100 units nationwide and has managed over 20,000 multifamily units during the past 30 years.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

FIRST UNION                                                      MERRILL LYNCH


     SCHNEIDER AUTOMATION FACILITY:

     The Schneider Automation Facility loan is secured by a first lien mortgage on the Schneider Automation Facility, which is a 382,761 square foot, single tenant, industrial research and development facility, located in North Andover (Essex County), Massachusetts. Located in the North Region submarket created by the I-495 Beltway/I-93 Interchange, North Andover is positioned 25 miles from the Boston central business district. This region has become increasingly desirable to high tech research and development users as the availability of research and development office space has diminished in the inner Boston suburbs. The subject is a historical site which was originally built in 1860. It was renovated in 1984 when Schneider Automation took occupancy as the single tenant under a lease which expires on July 31, 2013. To mitigate certain risks associated with the single tenant status of the property, all fixed rent payments due under the lease have been guaranteed by the tenant's parent, Schneider Elective S.A., a French based company with an S&P issuer debt rating of "A+" as of the date of this prospectus supplement.

     The loan is structured with a hard lockbox which was established upfront at closing. In addition, to mitigate against potential rollover risk a full cash sweep of all excess net operating income (estimated at $52,083 a month) will be deposited monthly into a lease rollover account during the final four years of the loan term until this reserve aggregates to the sum of $2,500,000.

     The borrower is North Andover High Street Limited Partnership, a Massachusetts limited partnership which is affiliated with Yale Properties USA. Since 1991, Yale Properties USA has acquired approximately 5.2 million square feet of rental space both alone and with Goldman, Blackstone, Chase and other institutional real estate investors as partners. Yale Properties USA has been the on-site manager of the property since 1997. The borrower under the Schneider Automation Facility loan is affiliated with the borrower under the North Andover Mills loan which is secured by a first lien mortgage on North Andover Mills which, a 233,283 square foot office facility located in North Andover, MA.


     DESERT CLUB APARTMENTS:

     The Desert Club Apartments loan is secured by a first lien deed of trust on a 658 unit apartment complex located in Las Vegas, Nevada. The improvements on the property were constructed in 1989 and include 21 two- and three-story buildings located on approximately 19.56 acres, containing 328 one-bedroom apartments and 330 two-bedroom apartments. Desert Club Apartments is a gated community, which offers such amenities as five swimming pools, five outdoor spas, two indoor spas, saunas, a volleyball court, a fitness center, and racquetball courts. The loan provides for interest-only payments during the initial 12 months following origination.

     As of September 18, 2000, the property was approximately 97% occupied.

     The borrower is Desert Club Corp., a special purpose, bankruptcy remote Nevada corporation affiliated with OLEN Properties Corp. The property is managed by Realty Services Corp., also an affiliate of OLEN Properties Corp. OLEN Properties Corp. is a real estate management and development company established in 1973 and headquartered in Newport Beach, California. At origination, OLEN Properties Corp. and its affiliates owned approximately 6,400 multifamily units, with another 1,600 multifamily units under construction. In addition to multifamily projects, at origination, OLEN Properties Corp. owned approximately 47 office and industrial properties containing over 3 million square feet.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

FIRST UNION                                                      MERRILL LYNCH


     PARKRIDGE CENTER V OFFICE BUILDING:

     The Parkridge Center V Office Building loan is secured by a first lien deed of trust on a suburban office building located in Reston, Virginia. The improvements, which consist of 203,492 square feet of newly constructed office space, were completed in 1999. The loan provides for interest-only payments during the initial 24 months following origination.

     As of July 7, 2000 the property was approximately 100% occupied by 13 tenants. All of the tenants at the property have signed leases that range in term from eight to ten years from origination. To mitigate any potential rollover risk in years 8, 9 and 10 of the loan term, the lender has required the borrower to deposit $200,000 in each of years 6, 7 and 8 of the loan term into a reserve account to be established with the lender, which reserve is sufficient to cover a significant portion of the anticipated tenant improvement expenses and leasing commissions. As further security for the loan, the lender has taken a collateral assignment of the borrower's interest in the tenants' security deposits in the approximate amount of $3,300,000.

     The following table summarizes the breakdown of the net rentable area ("NRA") of the five largest tenants at Parkridge Center V Office Building:


                                TENANT NRA                       DATE  OF LEASE
   TENANT NAME                  (IN SQUARE FEET)    % OF NRA     EXPIRATION
   ----------------------------------------------------------------------------
   CareerBuilder, Inc.          53,718              26.4         01/31/2008
   Cysive, Inc.                 41,225              20.3         04/14/2010
   Musicmaker.com, Inc.         31,261              15.4         01/16/2010
   Veritect, Inc.               25,431              12.5         05/31/2009
   Telia North America, Inc.    24,451              12.0         05/31/2010



     The borrower is Parkridge V Associates Limited Partnership, a special purpose, bankruptcy remote, Virginia limited partnership. The sponsor of the borrower is Walker and Company, which at origination owned in excess of 800,000 square feet of office buildings in the Reston and Fairfax County, Virginia area. The property is managed by Walker Management, Inc., which is affiliated with the sponsor of the borrower.


     BELMONT SHORES OFFICE BUILDING:

     The Belmont Shores Office Building loan is secured by a first lien mortgage on a four-story 142,496 square foot suburban office building located in Belmont, San Mateo County, California. The property is approximately one half mile from northern California's mass transit system and sits on 6.95 acres. The property was constructed in 1983. The loan provides for interest-only payments during the initial 36 months following origination, after which payments of principal and interest are due under the loan.

     As of July 1, 2000 the property was approximately 100% occupied by 18 tenants. Oracle Corporation, the largest tenant, occupies approximately 62% of the rental space within the property, and its gross income accounts for approximately 51.5% of the total gross income from the property. Oracle Corporation's world headquarters are located within one half mile of the property. Additionally, The McGraw-Hill Companies, Inc. and First Data Corp., taken together, occupy approximately 10% of the rental space within the property.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

FIRST UNION                                                      MERRILL LYNCH


     The borrower is F&S Properties, LLC, a special purpose, bankruptcy remote California limited liability corporation. The property is managed by Foster Enterprises, which is affiliated with the sponsor.


     FELCOR- EMBASSY SUITES- ORLANDO:

     The FelCor Embassy Suites Orlando loan is secured by a first lien mortgage on Embassy Suites International Drive South, located at 8978 International Drive, Orlando (Orange County), Florida. This eight-story, 244 room, full service hotel is situated on 4.96 acres and is managed as an Embassy Suites, which is a brand name of the Promus Hotel Corporation that was recently acquired by Hilton Hotel Corporation.

     The hotel was built in 1985 and acquired by a subsidiary of FelCor Lodging Trust, Inc., a real estate investment trust in 1995. Historical occupancy levels were approximately 81.8% and 83.7% in 1998 and 1999, respectively. Average daily room rates were approximately $132.19 and $135.52 in 1998 and 1999, respectively. Each suite consists of a private bedroom, and separate living room with a convertible sofa. Other featured amenities include indoor and outdoor swimming pools, fitness center, spa, sauna, steam room, gift shop, laundry services, valet, laundry, video game room and over 7,000 square feet of meeting space. The hotel is located within 10 minutes of Walt Disney World, Epcot Center, MGM Studios, Sea World, Universal Studios, Church Street Station, and downtown Orlando, and less than one mile from the Orange County Convention Center.

     The borrower, FelCor/CMB Orsouth Holdings, L.P., a special purpose, bankruptcy remote entity, is the owner of the leasehold interest in the property. The property is operated pursuant to a non-arm's length operating agreement by and between the borrower and DJONT/CMB Orsouth Leasing, L.L.C. The borrower and fee owner have both pledged their respective interests in the property. Both the fee owner and the borrower are owned directly or indirectly by FelCor Lodging Trust, Inc.


     The borrower under the FelCor Embassy Suites Orlando loan is affiliated with the borrower for the FelCor Embassy Suites Piscataway loan, which is secured by a first lien mortgage on Embassy Suites Piscataway, a 224 room full service hotel in Piscataway, New Jersey.


     THE GROVE AT SHREWSBURY:

     The Grove at Shrewsbury loan is secured by a first lien mortgage on a 20.77 acre retail center containing approximately 148,171 square feet of rental space located in Shrewsbury, Monmouth County, New Jersey.

     As of May 17, 2000 the property was approximately 99% leased by 32 tenants, which include the following national retailers: Pottery Barn, Gap and Gap Kids, Banana Republic, Talbots, The Limited, Eddie Bauer, Ann Taylor, Victoria's Secret, Coach, Brooks Brothers, Nine West, Starbucks Coffee and Williams Sonoma. The ten largest tenants collectively occupy 92,947 square feet of the retail space or 62.7% of the total retail space in the center. Sealfons, the largest tenant, occupies approximately 19.4% of the retail space in the center pursuant to a lease expiring in January, 2004; Pottery Barn, the second largest tenant, occupies approximately 7.6% of the retail space in the center pursuant to a lease expiring in January, 2013; and Gap and Gap Kids, which in the aggregate are the third largest tenant, occupies approximately 7.3% of the retail space in the center pursuant to a lease expiring in December 2006.

     The property has maintained an occupancy rate of at least 99% for the last three consecutive years.


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

FIRST UNION                                                      MERRILL LYNCH


     The borrower is Route 35 Shrewsbury Limited Partnership, a special purpose, bankruptcy remote New Jersey limited partnership. The sponsor of the borrower is Terranomics Development, a privately owned real estate company headquartered in Bellevue, Washington. At origination, Terranomics Development managed over 1.4 million square feet of commercial space in Washington, California, New Jersey and Texas.





Call Protection:    100% of the Mortgage Loans contain call protection
                    provisions. The Mortgage Loans are generally prepayable without penalty within six months from Mortgage Loan maturity. 147 of the Mortgage Loans, or approximately 91.8% of the Cut-Off Date Pool Balance, allow defeasance.


                                               PERCENT OF REMAINING BALANCE ANALYSIS*
                         Nov-00     Nov-01    Nov-02     Nov-03      Nov-04     Nov-05     Nov-06     Nov-07    Nov-08     Nov-09
---------------------------------------------------------------------------------------------------------------------------------
  Lock-out/Defeasance    100.00     99.14     97.34      93.54       94.12      94.95      94.95      94.16     94.16      79.68
           YM            0.00       0.86      2.66       6.46        5.88       4.84       4.84       4.84      4.84       4.98
       Sub Total         100.00     100.00    100.00     100.00      100.00     99.79      99.79      99.00     99.00      84.67

  Prepayment Premium:
---------------------------------------------------------------------------------------------------------------------------------
          5.0%           0.00       0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00
          4.0%           0.00       0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00
          3.0%           0.00       0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00
          2.0%           0.00       0.00      0.00       0.00        0.00       0.00       0.00       0.00      0.00       0.00
          1.0%           0.00       0.00      0.00       0.00        0.00       0.00       0.00       0.79      0.79       0.81
          Open           0.00       0.00      0.00       0.00        0.00       0.21       0.21       0.21      0.21       14.52
---------------------------------------------------------------------------------------------------------------------------------
         Total           100.00     100.00    100.00     100.00      100.00     100.00     100.00     100.00    100.00     100.00
---------------------------------------------------------------------------------------------------------------------------------



     * Numbers represent percentage of outstanding balance as of the date indicated




FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

FIRST UNION                                                      MERRILL LYNCH




COLLATERAL CHARACTERISTICS (CONTINUED):


                                                                                  Average
                              Number of     Cut-off Date         Percent of       Loan per
      PROPERTY TYPES           Loans          Balance             Balance           Unit
---------------------------------------------------------------------------------------------
               Anchored           19         260,970,310            22.8             101
             Unanchored           17          63,590,410             5.6             136
        Shadow Anchored            4          14,580,769             1.3             111
                                  --         -----------            ----             ---
Retail--Total                     40         339,141,490            29.7             108
---------------------------------------------------------------------------------------------
Office                            39         295,816,595            25.9            120
---------------------------------------------------------------------------------------------
Multifamily                       43         272,237,946            23.8           51,068
---------------------------------------------------------------------------------------------
           Full Service            5          86,915,293             7.6            72,828
          Extended Stay            6          24,184,464             2.1            37,950
                                  --         -----------             ---            ------
Hospitality--Total                11         111,099,757             9.7            65,236
---------------------------------------------------------------------------------------------
Industrial                        10         66,642,673             5.8              72
---------------------------------------------------------------------------------------------
Self Storage                      11         20,583,328             1.8             154
---------------------------------------------------------------------------------------------
Healthcare                        4          19,252,689             1.7            66,031
---------------------------------------------------------------------------------------------
Mixed Use                         3          17,016,073             1.5             210
---------------------------------------------------------------------------------------------
Mobile Home Park                  1           1,028,782             0.1            7,117
---------------------------------------------------------------------------------------------
           Total:                162        1,142,819,332          100.0            ---
---------------------------------------------------------------------------------------------


         CUT-OFF DATE         Number of     Cut-off Date
         BALANCES ($)           Loans          Balance       Percent of Balance
--------------------------------------------------------------------------------
        <= 2,000,000              49         64,813,371             5.7
--------------------------------------------------------------------------------
    2,000,001 - 4,000,000         32         93,559,462             8.2
--------------------------------------------------------------------------------
    4,000,001 - 6,000,000         21         103,926,698            9.1
--------------------------------------------------------------------------------
    6,000,001 - 8,000,000         13         92,853,772             8.1
--------------------------------------------------------------------------------
   8,000,001 - 10,000,000         11         100,581,778            8.8
--------------------------------------------------------------------------------
   10,000,001 - 15,000,000        18         212,873,456            18.6
--------------------------------------------------------------------------------
   15,000,001 - 20,000,000        4          68,491,038             6.0
--------------------------------------------------------------------------------
   20,000,001 - 25,000,000        6          132,850,219            11.6
--------------------------------------------------------------------------------
   25,000,001 - 30,000,000        2          54,459,300             4.8
--------------------------------------------------------------------------------
   30,000,001 - 35,000,000        3          96,930,352             8.5
--------------------------------------------------------------------------------
   35,000,001 - 40,000,000        1          36,200,000             3.2
--------------------------------------------------------------------------------
   40,000,001 - 45,000,000        2          85,279,887             7.5
--------------------------------------------------------------------------------
           Total:                162        1,142,819,332          100.0
--------------------------------------------------------------------------------
        Min: $513,263              Average:   $7,054,440      Max: $42,889,270
--------------------------------------------------------------------------------

                 Number of     Cut-off Date     Percent of                           Number of    Cut-off Date     Percent of
     STATES      Properties      Balance         Balance           MORTGAGE RATES      Loans         Balance         Balance
-------------------------------------------------------------     --------------------------------------------------------------
      CA             27        154,693,274         13.5                < 8.000           6         85,668,454          7.5
-------------------------------------------------------------     --------------------------------------------------------------
      VA             17        127,848,546         11.2             8.000 - 8.499        72        567,601,768        49.7
-------------------------------------------------------------     --------------------------------------------------------------
      MA             20        125,012,526         10.9             8.500 - 8.999        70        438,824,230        38.4
-------------------------------------------------------------     --------------------------------------------------------------
      FL             12        110,059,875         9.6                 > 8.999           14        50,724,880          4.4
-------------------------------------------------------------     --------------------------------------------------------------
      TX             20         88,235,198         7.7                  Total:          162       1,142,819,332       100.0
-------------------------------------------------------------     --------------------------------------------------------------
      NV             7          79,416,833         6.9            Min:  7.000%           Wtd. Average: 8.421%      Max:  9.150%
-------------------------------------------------------------     --------------------------------------------------------------
     Other           59        457,553,079         40.0
-------------------------------------------------------------
    Total:          162       1,142,819,332       100.0
-------------------------------------------------------------



FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

FIRST UNION                                                      MERRILL LYNCH


COLLATERAL CHARACTERISTICS (CONTINUED):

DSCRS (X)                                                            CUT-OFF DATE LTVS
---------------------------------------------------------------      ---------------------------------------------------------------
                     Number of    Cut-off Date     Percent of                            Number      Cut-off Date     Percent of
                       Loans         Balance        Balance                              of Loans      Balance         Balance
---------------------------------------------------------------      ---------------------------------------------------------------
    1.20 - 1.24          31        263,329,343        23.0                 < 50.01          20        64,570,232         5.7
---------------------------------------------------------------      ---------------------------------------------------------------
    1.25 - 1.34          78        491,024,021        43.0              50.01 - 55.00       12        84,536,739         7.4
---------------------------------------------------------------      ---------------------------------------------------------------
    1.35 - 1.44          13        134,233,880        11.7              55.01 - 60.00       11        88,138,048         7.7
---------------------------------------------------------------      ---------------------------------------------------------------
    1.45 - 1.54          14        152,334,107        13.3              60.01 - 65.00       21       160,559,048         14.0
---------------------------------------------------------------      ---------------------------------------------------------------
    1.55 - 1.64          5         18,600,750         1.6               65.01 - 70.00       20       172,424,901         15.1
---------------------------------------------------------------      ---------------------------------------------------------------
    1.65 - 1.74          7         45,290,884         4.0               70.01 - 75.00       39       243,015,933         21.3
---------------------------------------------------------------      ---------------------------------------------------------------
       > 1.74            14        38,006,348         3.3               75.01 - 80.00       35       294,076,748         25.7
---------------------------------------------------------------      ---------------------------------------------------------------
       Total:           162       1,142,819,332      100.0              80.01 - 81.00        4        35,497,683         3.1
---------------------------------------------------------------      ---------------------------------------------------------------
Min:  1.20x              Wtd. Average: 1.35x       Max:  2.21x       TOTAL:                 162      $1,142,819,332     100.0%
---------------------------------------------------------------      ---------------------------------------------------------------
                                                                     Min:  31.25%           Wtd. Average: 68.09%    Max: 80.77%
                                                                     ---------------------------------------------------------------


ORIGINAL TERMS TO STATED MATURITY OR ARD (MOS)                       REMAINING TERMS TO STATED MATURITY OR ARD (MOS)
--------------------------------------------------------------       ---------------------------------------------------------------
                      Number      Cut-off Date    Percent of                             Number      Cut-off Date     Percent of
                     of Loans       Balance         Balance                             of Loans       Balance          Balance
--------------------------------------------------------------       ---------------------------------------------------------------

       <= 108            6         89,167,900         7.8                  <= 108            6        89,167,900          7.8
--------------------------------------------------------------       ---------------------------------------------------------------
      109 - 120         154      1,018,450,376       89.1                 109 - 120         154     1,018,450,376        89.1
--------------------------------------------------------------       ---------------------------------------------------------------
        > 120            2         35,201,056         3.1                   > 120            2        35,201,056          3.1
--------------------------------------------------------------       ---------------------------------------------------------------
       Total:           162      1,142,819,332       100.0                 Total:           162     1,142,819,332        100.0
                                                                     ---------------------------------------------------------------
--------------------------------------------------------------
Min:  36                   Wtd. Average: 117        Max:  144        Min:  29                Wtd. Average: 113            Max:  142
--------------------------------------------------------------       ---------------------------------------------------------------


ORIGINAL AMORTIZATION TERMS (MOS)                                    REMAINING AMORTIZATION TERMS (MOS)
---------------------------------------------------------------      ---------------------------------------------------------------
                     Number of    Cut-off Date     Percent of                            Number      Cut-off Date     Percent of
                       Loans         Balance        Balance                              of Loans      Balance         Balance
---------------------------------------------------------------      ---------------------------------------------------------------
   Interest-only         19        103,950,000        9.1               Interest-only       19       103,950,000         9.1
---------------------------------------------------------------      ---------------------------------------------------------------
     239 - 264           2         16,898,656         1.5                 228 - 264          2        16,898,656         1.5
---------------------------------------------------------------      ---------------------------------------------------------------
     265 - 336           30        181,502,942        15.9                265 - 336         30       181,502,942         15.9
---------------------------------------------------------------      ---------------------------------------------------------------
     337 - 360          111        840,467,734        73.5                337 - 360         111      840,467,734         73.5
---------------------------------------------------------------      ---------------------------------------------------------------
       Total:           162       1,142,819,332      100.0                 Total:           162     1,142,819,332       100.0
---------------------------------------------------------------      ---------------------------------------------------------------
Min:  240                 Wtd. Average: 318          Max:  360       Min:  234               Wtd. Average: 315          Max:  360
---------------------------------------------------------------      ---------------------------------------------------------------


FIRST UNION SECURITIES, INC.                                 MERRILL LYNCH & CO.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Capitalized terms used but not defined herein have the respective meanings set forth in the related preliminary prospectus supplement. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.